AMENDMENT #6

to the

OLED PATENT LICENSE AGREEMENT

(originally effective as of April 19, 2005)

by and between

Samsung Mobile Display Co., Ltd., as successor to Samsung SDI Co., Ltd. (“SMD”)

and

Universal Display Corporation (“UDC”)

This Amendment #6 shall amend and modify, to the extent of any inconsistency, the provisions of the above-referenced OLED Patent License Agreement, as previously amended (the “Agreement”).  The effective date of this Amendment #6 is July 1, 2011.

1.	The Extension Period referred to in paragraph 1 of Amendment #2 to the Agreement is hereby extended for three (3) additional months, through September 30, 2011.

2.	Except as set forth herein, all other terms and conditions of the Agreement, as previously amended, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties by their duly authorized representatives have agreed to this Amendment #6:

Samsung Mobile Display Co., Ltd.		Universal Display Corporation

By:	/s/ Ki Kim	By:	/s/ Sidney D. Rosenblatt

Name:	Ki Kim	Name:	Sidney D. Rosenblatt

Title:	Sr. Counsel / Director	Title:	CFO

Date:	June 30, 2011	Date:	June 28, 2011